Exhibit 99.8

Amendment No. 5 to the Amended and Restated Asset Sale Agreement

This Amendment No. 5 (“Amendment No. 5”), dated as of the 19th day of March 2010, to the Amended and Restated Asset Sale Agreement (the “Agreement”), dated as of November 24, 2009, as amended from time to time, by and among Nortel Networks Corporation, a corporation organized under the laws of Canada (“NNC”), Nortel Networks Limited, a corporation organized under the laws of Canada (“NNL”), Nortel Networks Inc., a corporation organized under the laws of Delaware (“NNI” and, together with NNC and NNL, the “Main Sellers”), and the other entities identified therein as Sellers, and Ciena Corporation, a corporation organized under the laws of Delaware (the “Purchaser”). Unless otherwise specified, capitalized terms used herein and not defined shall have the meaning set forth in the Agreement.

WHEREAS, the Parties agree that no Employee Records shall be transferred or assigned by the Sellers to the Purchaser or any Designated Purchaser pursuant to Section 2.1.1 of the Agreement;

WHEREAS, the Parties agree that the Sellers and the Purchaser shall cooperate following the Closing to identify and convey to the Purchaser those Employee Records of Transferred Employees which the Purchaser determines, in its sole discretion, it requires for any business or legal purposes as provided in Section 5.23(b);

WHEREAS, Section 2.2.1 of the Agreement provides for, among other things, the payment of the Purchase Price by the Purchaser, on its own behalf and as agent for the relevant Designated Purchasers;

WHEREAS, the Parties agree that in order to comply with applicable local Laws, a portion of the Purchase Price shall be paid directly to Nortel Networks de Colombia S.A.S.;

WHEREAS, the Parties agree that Nortel Networks Telecommunications Equipment (Shanghai) Co. Limited, Nortel Networks (China) Limited and Nortel Networks (Asia) Limited shall not transfer their respective right, title or interest in any Owned Inventory held by them respectively, on the Closing Date and the Purchaser shall have the right at any time after the Closing Date to designate one or more third parties (whether or not affiliated with the Purchaser) to which the Sellers shall transfer such Owned Inventory;

WHEREAS, Section 2.3.1 of the Agreement deals with the Closing Date and the transfer of legal title, equitable title and risk of loss with respect to the Assets and the Assumed Liabilities;

WHEREAS, Section 2.2.4 of the Agreement provides for an adjustment to the Purchase Price based upon the actual Net Working Capital Transferred as of the Closing Date;

WHEREAS, the Parties wish to clarify (i) the effective time of the transfer of legal title, equitable title and risk of loss with respect to the Assets and the Assumed Liabilities and (ii) the time as of which the actual Net Working Capital Transferred is calculated;

WHEREAS, the Parties agree that certain Affiliates of the Main Sellers that are not party to the Agreement should be made a party thereto;

WHEREAS, the Sellers and the Purchaser agree to amend the form of the Intellectual Property License Agreement as further set forth herein;

WHEREAS, the Sellers and the Purchaser agree to amend the form of the Trademark License Agreement as further set forth herein;

WHEREAS, pursuant to Section 11.4 of the Agreement, the Parties desire to amend certain provisions of the Agreement, including certain Exhibits and Sections of the Sellers Disclosure Schedule, as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	The following definitions shall be added in alpha-order to Section 1.1 of the Agreement:

““Additional Colombian Assets” has the meaning set forth in Section 2.2.8.”

““Additional Colombian Payment” has the meaning set forth in Section 2.2.8.”

““Chinese Owned Inventory” has the meaning set forth in Section 2.1.11(a).”

““Ciena Colombia” means together, Ciena International, Inc., a company organized under the laws of Florida, and Ciena Communications, Inc., a company organized under the laws of Delaware.”

““Colombia Allocation” has the meaning set forth in Section 2.2.1(a).”

““COP” means Colombian Pesos.”

““Designated Inventory Purchaser” has the meaning set forth in Section 2.1.11(a).”

““Employer Tax” has the meaning set forth in Section 7.4(h)(iii).”

““Inventory Designation Notice” has the meaning set forth in Section 2.1.11(a).”

““Italian Social Security Documentation” has the meaning set forth in Section 6.9(e).”

““Italian Social Security Ruling” has the meaning set forth in Section 6.9(e).”

““Italian Social Security Tax” shall mean any Tax under the administration of INPS (Istituto Nazionale di Previdenza Sociale) or INAIL (Istituto nazionale per le Assicurazioni e gli Infortuni sul lavoro) or the jurisdiction or supervision of the Italian Ministry of Labour (Ministero del Lavoro e delle Politiche Sociali), including its relevant local bodies (e.g., Direzioni Provinciali del Lavoro, Direzioni Regionali del Lavoro), including social security taxes, social security contributions and the unpaid portion of any employee contribution for such taxes.”

““New Assigned Patents” has the meaning set forth in Section 5.38.”

““NNAL” has the meaning set forth in Section 2.1.11(a).”

““NNCL” has the meaning set forth in Section 2.1.11(a).”

““NNTE” has the meaning set forth in Section 2.1.11(a).”

““Non-EMEA Transferred Sales Employees” has the meaning set forth in Section 7.4(h).”

““Non-Transferred Sales Employees” has the meaning set forth in Section 7.4(h).”

““Nortel Colombia” means Nortel Networks de Colombia S.A.S., a company organized under the laws of Colombia.”

““Nortel Poland” means Nortel Networks Polska Sp.z.o.o.”

“Polish Excluded Taxes” has the meaning set forth in Section 6.10(a).”

““Polish Purchaser Party” has the meaning set forth in Section 6.10(a).”

““Polish Tax Claim” has the meaning set forth in Section 6.10(b).”

““Polish Tax Claim Notice” has the meaning set forth in Section 6.10(b).”

““Polish Tax Escrow Amount” means $1,000,000, as such amount is adjusted in accordance with Section 6.10, which amount shall secure Nortel Poland’s obligations under Section 6.10.”

““Post-Closing Sales Compensation Amount” has the meaning set forth in Section 7.4(h)(iii).”

““Pre-Closing Sales Compensation Amount” has the meaning set forth in Section 7.4(h)(ii).”

““ReMan Owned Equipment” has the meaning set forth in Section 5.39.

““SIC Plan” has the meaning set forth in Section 7.4(h).”

““Total Post-Closing Payment” has the meaning set forth in Section 7.4(h)(iii).”

2.	The definition of “Closing Inventory Amount” in Section 1.1 of the Agreement is hereby deleted and replaced with:

““Closing Inventory Amount” means, as of the Closing Date, the book value of the Owned Inventory (including, for the avoidance of doubt, the Chinese Owned Inventory) and the EMEA Owned Inventory, net of applicable provisions, that would be required to be reflected on a balance sheet of the Business as of such date prepared in accordance with GAAP applied in a manner consistent with the Nortel Accounting Principles (to the extent consistent with GAAP).”

3.	The definition of “Escrow Amount” in Section 1.1 of the Agreement is hereby deleted and replaced with:

““Escrow Amount” means the portion of the Purchase Price to be paid to the Escrow Agent on the Closing Date in accordance with Section 2.3.2(b) and, subject to adjustment in accordance with Section 2.1.7(b) of the Sellers Disclosure Schedule, such amount will consist of (i) the Working Capital Escrow Amount, (ii) the Carling Property Escrow Amount, (iii) the Tax Escrow Amount, (iv) the EMEA Tax Escrow Amount, (v) the Italian Tax Escrow Amount, (vi) the Polish Tax Escrow Amount and (vii) the FY09 Financial Statements Escrow Amount.”

4.	The definition of “Italian Tax Escrow Amount” in Section 1.1 of the Agreement is hereby deleted and replaced with:

““Italian Tax Escrow Amount” means $750,000, as such amount is adjusted in accordance with Section 6.9, which amount shall secure Nortel Italy’s obligations under Section 6.9.”

5.	The definition of “Transferred Intellectual Property” in Section 1.1 of the Agreement is hereby deleted and replaced with:

““Transferred Intellectual Property” means (i) the Patents listed in Section 1.1(k) of the Sellers Disclosure Schedule and the New Assigned Patents, (ii) the Trademarks set forth in Section 1.1(l) of the Sellers Disclosure Schedule, and (iii) the Intellectual Property (other than Patents and Trademarks) owned by any of the Sellers that is exclusively used in connection with the Business as of the Closing Date, including the Software (including previous versions being utilized or supported as of the date hereof and versions in development) exclusively used in the Business.”

6.	Section 2.1.1(h) of the Agreement is hereby deleted and replaced with “the Employee Records of Transferred Employees identified by the Purchaser after the Closing Date in accordance with Section 5.23(b);”.

7.	Section 2.1.2(g) of the Agreement is hereby deleted and replaced with:

“(g)(i) any books, records, files, documentation or sales literature other than the Business Information, (ii) any Employee Records of Transferred Employees other than those identified by Purchaser after the Closing Date in accordance with Section 5.23(b), and (iii) such portion of the Business Information that the Sellers are required by Law (including Laws relating to privilege or privacy) to retain (provided that copies of such information shall be provided to the Purchaser to the extent permitted by applicable Law or such agreement) and/or not to disclose;”

8.	Section 5.23 of the Agreement is hereby deleted and replaced with:

“(a) After the Closing, the Purchaser shall have the right to reasonably request from the Main Sellers copies of all books, records, files, documentation and sales literature (other than Tax records and Employee Records, each of which are governed by other provisions of this Agreement) in the possession or under control of the Sellers and held or used in the Business (other than records to the extent prohibited by applicable Law), to which the Purchaser in good faith determines it needs access for bona fide business or legal purposes. The Sellers shall use commercially reasonable efforts to, or cause their Respective Affiliates to use commercially reasonable efforts to, provide such copies to the Purchaser (at the Purchaser’s expense) as soon as reasonably practicable; provided, that the Sellers shall be allowed to redact any such requested document in order to delete any information and data relating to business segments of any such Seller and its Respective Affiliates not included in the Business; provided, further, that nothing herein shall require the Sellers to (i) disclose any information to the Purchaser if such information disclosure would jeopardize any attorney-client or legal privilege or (ii) contravene any applicable Law, fiduciary duty or agreement (including any confidentiality agreement to which the Sellers or any of their Affiliates is a party); it being understood, that the Sellers shall cooperate in any reasonable efforts and requests for waivers that would enable otherwise required disclosure to the Purchaser to occur without so jeopardizing privilege or contravening such Law, duty or agreement).

(b) After the Closing and only for so long as the Transition Services Agreement remains in effect, the Sellers shall cooperate with the Purchaser so that the Purchaser can identify those Employee Records of Transferred Employees which it determines in good faith are necessary or useful for any bona fide business or legal purpose and, upon written notice by the Purchaser, the Sellers shall provide to the Purchaser such Employee Records (or copies thereof) except to the extent prohibited by applicable data privacy Laws and subject to consent by such employee obtained or to be obtained by the Purchaser or the Designated Purchaser (including any consent, if required, to transfer Employee Records across geographical boundaries). Upon written request by the Purchaser to obtain copies of any additional individual Employee Records of Transferred Employees that are not obtained pursuant to the previous sentence that the Purchaser has determined in good faith that it needs for bona fide business or legal purpose, the Main Sellers shall, or shall cause their Respective Affiliates to, use commercially reasonable efforts to, provide the Purchaser with copies of such records as soon as reasonably practicable, except to the extent prohibited by applicable data privacy Laws and subject to (i) consent by such employee obtained or to be obtained by the Purchaser or the Designated Purchaser (including any consent, if required, to transfer Employee Records across geographical boundaries) and (ii) the applicable restrictions set forth in Section 5.23(a). Notwithstanding anything in this Agreement to the contrary, Employee Records shall not be transferred to the Purchaser or any Designated Purchaser except in accordance with this Section 5.23(b) or as required by applicable Law.

9.	Section 7.4(d) of the Agreement is hereby deleted and replaced with “[Intentionally Omitted.]”

10.	Section 2.2.1 of the Agreement is hereby deleted and replaced with:

“Pursuant to the terms and subject to the conditions set forth in this Agreement, in consideration of the purchase, sale, assignment and conveyance of the Sellers’ and EMEA Sellers’ right, title and interest in, to and under the Assets and the EMEA Assets, respectively, pursuant to the terms hereof and pursuant to the terms of the EMEA Asset Sale Agreement, respectively, and of the rights granted by certain Sellers and the EMEA Sellers under the Intellectual Property License Agreement and the Trademark License Agreement, (A) the Purchaser, on its own behalf and as agent for the relevant Designated Purchasers, shall assume and become obligated to pay, perform and discharge, when due, the Assumed Liabilities and the EMEA Assumed Liabilities, (B) no later than Friday, March 26, 2010, Ciena Colombia shall pay to Nortel Colombia an aggregate amount of cash equal to COP221,506,740 (the “Colombia Allocation”), and (C) subject to adjustment following the Closing in accordance with Section 2.2.4.2, the Purchaser, on its own behalf and as agent for the relevant Designated Purchasers, shall pay to the Distribution Agent an amount of cash (the “Purchase Price”) equal to Seven Hundred Seventy-Three Million Seven Hundred and Eighty Thousand dollars ($773,780,000) (the “Base Cash Purchase Price”) less (X) the Escrow Amount and as adjusted pursuant to Sections 2.2.2 and 2.2.4 and Section 5.28 of the Sellers Disclosure Schedule or as otherwise expressly provided herein, in the Real Estate Terms and Conditions or in the EMEA Asset Sale Agreement, and (Y) one hundred and seventeen thousand dollars ($117,000) (in respect of the Colombia Allocation).”

11.	The definition of “Cash Purchase Price” in Section 1.1 of the Agreement is hereby deleted and all references thereto in the Agreement shall be replaced with “Purchase Price”.

12.	A new Section 11.18 of the Agreement and shall read as follows:

“SECTION 11.18. Acknowledgement of Cash Replacement Election. The Parties hereby acknowledge that prior to the date hereof, the Purchaser exercised the Cash Replacement Election (as defined in the Agreement, as amended, prior to the date hereof) in respect of the full principal amount of the Convertible Notes (as defined in the Agreement, as amended, prior to the date hereof) in accordance with the terms hereof and is paying the Purchase Price fully in cash. The Parties further acknowledge that any and all defined terms, representations, warranties, covenants, Closing conditions, Sections, Articles, or Appendices in or to the Agreement relating to the “Convertible Notes” (including without limitation, Sections 3.7, 4.15, 5.27, 5.33, 5.36 and 9.2(c) and Article VIII) are hereby deleted and the Agreement shall be read and interpreted accordingly.”

13.	Section 2.1.1(a) of the Agreement is hereby deleted and replaced with “the Owned Inventory as of the Closing Date other than the Chinese Owned Inventory;”

14.	The following new Section 2.1.11 is hereby added to the Agreement:

“2.1.11. Assets Not Assigned at Closing.

(a)	Notwithstanding anything in this Agreement, Nortel Networks Telecommunications Equipment (Shanghai) Co. Limited (“NNTE”), Nortel Networks (China) Limited (“NNCL”) and Nortel Networks (Asia) Limited (“NNAL”) shall not transfer their respective right, title or interest in any Owned Inventory that has been imported into the People’s Republic of China (the “Chinese Owned Inventory”) to the Purchaser or any Designated Purchaser at the Closing, provided, however, that as at and from the Closing Date, the Purchaser shall be responsible and liable for all risk of loss, theft, damage or destruction to the Chinese Owned Inventory. Following the Closing Date and no later than six (6) months from the Closing Date, the Purchaser or any Designated Purchaser shall provide written notice (the “Inventory Designation Notice”) to the Main Sellers designating one or more Persons (each a “Designated Inventory Purchaser”) to purchase the Chinese Owned Inventory (as specified in the Inventory Designation Notice) pursuant to a local asset transfer agreement or such similar document as required by applicable local Law. No later than five (5) Business Days following the receipt of an Inventory Designation Notice, NNTE, NNCL, and/or NNAL, as the case may be, shall execute such instruments of transfer and take such other actions as are required to sell and convey all of its right, title or interest in the Chinese Owned Inventory specified in the Inventory Designation Notice to the Designated Inventory Purchaser specified therein in consideration for the payment of a nominal purchase price payable in Chinese Renminbi equal to One (1) U.S. dollar ($1.00), plus all applicable Taxes, including VAT, on the value of the Chinese Owned Inventory. Notwithstanding the foregoing, in the event that NNCL, NNTE or NNAL are liquidating or in the event that they are closing the facility at which the Chinese Owned Inventory is located, NNCL, NNTE or NNAL, as the case may be, may by written notice to the Purchaser terminate such six (6) month period on the date that is the later of (x) three (3) months after Closing and (y) ten (10) Business Days after the date of such written notice.

(b)	During the period following the Closing Date, NNTE, NNCL and NNAL shall hold the Chinese Owned Inventory in accordance with the terms of the Transition Services Agreement as if it had been transferred to the Purchaser or a Designated Purchaser at Closing. The Purchaser shall pay any and all amounts due in connection with the storage, handling and shipment of the Chinese Owned Inventory by the Sellers in accordance with the Transition Services Agreement. For up to six (6) months from the Closing Date (or until such earlier date as is specified in the last sentence of 2.1.11(a)), none of NNTE, NNCL or NNAL shall transfer its respective right, title or interest in the Chinese Owned Inventory to any Person other than a Designated Inventory Purchaser.

(c)

If the Chinese Owned Inventory has not been transferred to a Designated Inventory Purchaser by the sixth (6th) month anniversary date of the Closing Date, the Purchaser shall notify NNTE, NNCL and NNAL in writing on or before such date to either (x) at the sole expense of the Purchaser or any Designated Purchaser, ship the Chinese Owned Inventory to the Purchaser or such Designated Purchaser at the Monkstown location unless the Purchaser otherwise provides the Main Sellers with reasonable advance written notice to the contrary, or (y) destroy the Chinese Owned Inventory at the Purchaser’s sole cost or expense; provided, however, in the event that the Purchaser fails to deliver such notice, NNTE, NNCL and NNAL may take either such action at its sole discretion.

(d)	The Purchaser acknowledges that any Chinese Owned Inventory that is consumed in the course of repair and return work conducted pursuant to the Transition Services Agreement shall not be replenished by NNTE, NNCL or NNAL, as the case may be.”

15.	Section 2.2.5 of the Agreement is hereby deleted and replaced with the following:

(a)	“At the Closing, each of the Main Sellers, the EMEA Sellers or an authorized representative of the EMEA Sellers and the Purchaser shall enter into the Escrow Agreement with the Escrow Agent in respect of the Working Capital Escrow Amount, the Transition Services Escrow Amount, the Carling Property Escrow Amount, the Tax Escrow Amount, the EMEA Tax Escrow Amount, the Italian Tax Escrow Amount, the Polish Tax Escrow Amount, the FY09 Financial Statements Escrow Amount and the matters set forth on Section 2.1.7(b) of the Sellers Disclosure Schedule.

(b)	Each of the Main Sellers, the EMEA Sellers or an authorized representative of the EMEA Sellers and the Purchaser hereby undertake to promptly execute and deliver to the Escrow Agent, in accordance with the Escrow Agreement, instructions to pay to the Sellers, the EMEA Sellers or the Purchaser, as applicable, funds from the escrow account established pursuant to the Escrow Agreement at any time that such Person becomes entitled to such payment from the escrow account pursuant to the terms of the Escrow Agreement and (i) Section 2.2.4.2 in respect of the Working Capital Escrow Amount, (ii) the terms of the Transition Services Agreement in respect of the Transition Services Escrow Amount, (iii) the terms of the Carling Property Lease Agreements in respect of the Carling Property Escrow Amount, (iv) Section 6.7 in respect of the Tax Escrow Amount, (v) Section 6.8 in respect of the EMEA Tax Escrow Amount, (vi) Section 6.9 in respect of the Italian Tax Escrow Amount, (vii) Section 6.10 in respect of the Polish Tax Escrow Amount, (vi) Section 5.26(b) in respect of the FY09 Financial Statements Escrow Amount and (viii) the terms of Section 2.1.7(b) of the Sellers Disclosure Schedule.”

16.	Section 6.8 of the Agreement is hereby deleted and replaced with the following:

(a)	“In the event that any Tax Authority shall make any claim against Purchaser or any EMEA Designated Purchaser or any of their Affiliates (an “EMEA Purchaser Party”) for (A) any Taxes that are EMEA Excluded Liabilities of any EMEA Seller or (B) any Succession Tax Liabilities or (C) any Succession Tax Lien (any Taxes described in (A) and (B) and (C) above hereby are referred to collectively as “EMEA Excluded Taxes”), such EMEA Purchaser Party shall be entitled to recover all Losses arising out of or in connection with such EMEA Excluded Taxes promptly (in accordance with the following provisions) by obtaining cash from the EMEA Tax Escrow Amount in an amount equal to the aggregate amount of such Losses, provided that: (i) the aggregate amount to be recovered under this Section 6.8 in respect of such Losses shall not exceed the EMEA Tax Escrow Amount (plus any accrued interest on the EMEA Tax Escrow Amount); (ii) the only Losses recoverable under this Section 6.8 shall be Losses incurred by an EMEA Purchaser Party after a Tax Authority has made a claim described in (A), (B) or (C) above, as applicable; and (iii) no claim shall be allowed by any EMEA Purchaser Party in respect of Italian Excluded Taxes or Polish Excluded Taxes.

(b)	If a claim for Losses under subsection (a) (an “EMEA Tax Claim”) is to be made by an EMEA Purchaser Party, the Purchaser shall give written notice (an “EMEA Tax Claim Notice”) on behalf of such EMEA Purchaser Party to the Joint Administrators promptly after such EMEA Purchaser Party becomes aware that a Tax Authority has made a claim against it for any EMEA Excluded Taxes or that such Taxes have given rise to any Succession Tax Lien for which recovery is sought under this Section 6.8, stating, with reasonable specificity, the basis for the EMEA Tax Claim and the amount of EMEA Excluded Taxes claimed, and including a copy of all relevant documents received from the relevant Tax Authority. In the event that any EMEA Purchaser Party is entitled to recover the amount of any such Losses from the EMEA Tax Escrow Amount, the Purchaser and the Joint Administrators shall issue joint written instructions to the Escrow Agent authorizing distribution of the amount of such Loss to such EMEA Purchaser Party and such EMEA Purchaser Party shall be responsible for paying over to the relevant Tax Authority the amount of such EMEA Excluded Taxes distributed to it from the EMEA Tax Escrow Amount to the extent it has not already done so at the time of the distribution of such amount from such fund, and shall provide the Joint Administrators with such written evidence as is reasonably requested in writing to confirm that payment to the relevant Tax Authority has been duly made.

(c)

On the date that is the first Business Day after the third anniversary of the Closing Date, the Purchaser and the Joint Administrators shall deliver to the Escrow Agent joint written instructions to release to the Distribution Agent, on behalf of the Sellers and EMEA Sellers, any remaining portion of the EMEA Tax Escrow Amount (including any accrued interest thereon) in excess of an amount equal to the aggregate of all EMEA Tax Claims which have been asserted prior to such date evidenced by one or more EMEA Tax Claim

Notices and which remain pending and unresolved on such date. Thereafter, as soon as reasonably practicable after the final resolution of all such EMEA Tax Claim(s), the Purchaser and the Joint Administrators shall issue joint written instructions to the Escrow Agent to release to the Distribution Agent, on behalf of the Sellers and EMEA Sellers, the remaining portion of the EMEA Tax Escrow Amount (including any accrued interest thereon).

(d)	In the event that an EMEA Tax Claim Notice is served, the Purchaser shall take such steps as are commercially reasonable to mitigate or otherwise defend the assessment(s) made by the relevant Tax Authority. In the event that a payment is made to an EMEA Purchaser Party pursuant to this Section 6.8, and subsequently an EMEA Purchaser Party or any Affiliate becomes entitled to and receives a refund of amounts in respect of EMEA Excluded Taxes, then the Purchaser shall or shall procure that the relevant EMEA Purchaser Party shall promptly pay to Distribution Agent, on behalf of the Sellers and EMEA Sellers, an amount equal to such refund (including any interest paid in connection with such refund), net of reasonable out-of-pocket expenses incurred by the EMEA Purchaser Party in obtaining such refund, unless (i) such refund is received prior to the third anniversary of the Closing Date or (ii) at the time the refund is received, the EMEA Tax Escrow Amount is less than the sum of the EMEA Tax Claims that are evidenced by one or more EMEA Tax Claim Notices and which remain pending and unresolved on such date, then, in each case, the Purchaser Party shall pay the net amount of such refund to the Escrow Agent to be added to the EMEA Tax Escrow Amount.”

17.	Section 6.9 of the Agreement is hereby deleted and replaced with the following:

(a)	“In the event that any Tax Authority in Italy shall make any claim against the Purchaser or any EMEA Designated Purchaser or any of their Affiliates (an “Italian Purchaser Party”) for (A) any Taxes that are EMEA Excluded Liabilities of any EMEA Seller or (B) any Succession Tax Liabilities or (C) any Succession Tax Lien (any such Taxes are hereby are referred as “Italian Excluded Taxes”), such Italian Purchaser Party shall be entitled to recover all Losses arising out of or in connection with such Italian Excluded Taxes promptly (in accordance with the following provisions) by obtaining cash from the Italian Tax Escrow Amount in an amount equal to the aggregate amount of such Losses, provided that: (i) the aggregate amount to be recovered under this Section 6.9 in respect of such Losses shall not exceed the Italian Tax Escrow Amount (plus any accrued interest on the Italian Tax Escrow Amount); and (ii) the only Losses recoverable under this Section 6.9 shall be Losses incurred by an Italian Purchaser Party after a Tax Authority in Italy has made a claim.

(b)

If a claim for Losses under subsection (a) (an “Italian Tax Claim”) is to be made by an Italian Purchaser Party, the Purchaser shall give written notice (an “Italian Tax Claim Notice”) on behalf of such Italian Purchaser Party to the

Joint Administrators promptly after such Italian Purchaser Party becomes aware that a Tax Authority in Italy has made a claim against it for Italian Excluded Taxes or that such Taxes have given rise to any Succession Tax Lien for which recovery is sought under this Section 6.9, stating, with reasonable specificity, the basis for the Italian Tax Claim and the amount of Italian Excluded Taxes claimed, and including a copy of all relevant documents received from the relevant Tax Authority. In the event that any Italian Purchaser Party is entitled to recover the amount of any such Losses from the Italian Tax Escrow Amount, the Purchaser and the Joint Administrators shall issue joint written instructions to the Escrow Agent authorizing distribution of the amount of such Loss to such Italian Purchaser Party and such Italian Purchaser Party shall be responsible for paying over to the relevant Tax Authority the amount of such Italian Excluded Taxes distributed to it from the Italian Tax Escrow Amount to the extent it has not already done so at the time of the distribution of such amount from such fund, and shall provide the Joint Administrators with such written evidence as is reasonably requested in writing to confirm that payment to the relevant Tax Authority has been duly made.

(c)	On the date that is the first Business Day after the third anniversary of the Closing Date, the Purchaser and the Joint Administrators shall deliver to the Escrow Agent joint written instructions to release to the Distribution Agent, on behalf of the Sellers and EMEA Sellers, any remaining portion of the Italian Tax Escrow Amount (including any accrued interest thereon) in excess of an amount equal to the aggregate of all Italian Tax Claims which have been asserted prior to such date evidenced by one or more Italian Tax Claim Notices and which remain pending and unresolved on such date. Thereafter, as soon as reasonably practicable after the final resolution of all such Italian Tax Claim(s), the Purchaser and the Joint Administrators shall issue joint written instructions to the Escrow Agent to release to the Distribution Agent, on behalf of the Sellers and EMEA Sellers, the remaining portion of the Italian Tax Escrow Amount (including any accrued interest thereon).

(d)

In the event that an Italian Claim Notice is served, the Purchaser shall take such steps as are commercially reasonable to mitigate or otherwise defend the assessment(s) made by the relevant Tax Authority (including but not limited to disputing and opposing any assessment(s) in respect of Italian Excluded Taxes (other than Italian Social Security Taxes) on the basis of the ruling dated 2 December 2009 in response to the Interpellation addressed to the regional department of the Revenue Office of Lombardy as submitted by Nortel Italy on 4 August 2009). In the event that a payment is made to an Italian Purchaser Party pursuant to this Section 6.9, and subsequently an Italian Purchaser Party or any Affiliate becomes entitled to and receives a refund of amounts in respect of Italian Excluded Taxes, then the Purchaser shall or shall procure that the relevant Italian Purchaser Party shall promptly pay to Distribution Agent, on behalf of the Sellers and EMEA Sellers, an amount equal to such refund (including any interest paid in connection with such refund), net of reasonable out-of-pocket expenses incurred by the Italian Purchaser Party in obtaining such refund, unless (i) such refund is received prior to the third anniversary of the Closing Date (other than where, prior to such refund being received, the provisions at Section 6.9(e) have applied) or (ii) at the time the refund is received, the Italian Tax Escrow Amount is less than the sum of the Italian Tax Claims that are evidenced by one or more Italian Tax Claim Notices and which remain pending and unresolved on such date, then, in each case, the Purchaser Party shall pay the net amount of such refund to the Escrow Agent to be added to the Italian Tax Escrow Amount.

(e)	Upon delivery by Nortel Italy to the Purchaser after Closing of either:

(A) a ruling (so-called “interpello”) issued by the Italian Ministry of Labour (Ministero del Lavoro e delle Politiche Sociali) (the “Italian Social Security Ruling”); or

(B) any other certificate, ruling, judgement or other written evidence issued by INPS (Istituto Nazionale di Previdenza Sociale) and/or INAIL (Istituto nazionale per le Assicurazioni e gli Infortuni sul lavoro) and/or the Italian Ministry of Labour (Ministero del Lavoro e delle Politiche Sociali), including its relevant local bodies (e.g. Direzioni Provinciali del Lavoro, Direzioni Regionali del Lavoro) (the “Italian Social Security Documentation”),

which in each case is reasonably satisfactory in form and content to the Purchaser (acting reasonably and in good faith at all times) and, if such certificate, ruling or other documentation does not address Succession Tax Liens, such other written evidence as is reasonably satisfactory in form and content to the Purchaser (acting reasonably and in good faith at all times) addressing Succession Tax Liens, together confirming either:

(i) that Nortel Italy does not have any liabilities for Italian Social Security Taxes that could become Succession Tax Liabilities or could give rise to Succession Tax Liens; or

(ii) that it is not possible (whether as a result of Bankruptcy Proceedings or otherwise) for liabilities for Italian Social Security Taxes of Nortel Italy to become Succession Tax Liabilities or give rise to Succession Tax Liens; or

(iii) that it is not possible (whether as a result of Bankruptcy Proceedings or otherwise) for liabilities for Italian Social Security Taxes of a company that is subject to an Insolvency Procedure governed by EC Regulation 1346/2000/EC to become Succession Tax Liabilities or give rise to Succession Tax Liens;

then the Purchaser and Joint Administrators shall deliver to the Escrow Agent joint written instructions to release to the Distribution Agent, on behalf of the Sellers and the EMEA Sellers, any remaining portion of the Italian Tax Escrow Amount (including any accrued interest thereon) in excess of an amount equal to the aggregate of all Italian Tax Claims which have been asserted prior to such date evidenced by one or more Italian Tax Claim Notices and which remain pending and unresolved on such date, provided that as soon as reasonably practicable after the final resolution of each such Italian Tax Claim, the Purchaser and the Joint Administrators shall issue joint written instructions to the Escrow Agent to release to the Distribution Agent, on behalf of the Sellers and EMEA Sellers, the remaining portion of the Italian Tax Escrow Amount referable to that Italian Tax Claim (including any accrued interest thereon).

(f)	The Purchaser and/or any Italian Purchaser Party shall reasonably cooperate with the EMEA Sellers to obtain the Italian Social Security Ruling (including but not limited to (i) being included as an addressee of the Italian Social Security Ruling and (ii) on request by the EMEA Sellers, using good faith efforts to agree to the form and content of any request or application for the Italian Social Security Ruling in advance of such request or application being made; provided, for the avoidance of doubt, that agreeing to the form and content of any request or application shall not compromise or foreclose the Purchaser’s or any Italian Purchaser Party’s rights under Section 6.9(e) to approve the form and content of the Italian Social Security Ruling actually received from a Tax Authority), or the Italian Social Security Documentation (including but not limited to (i) being included as an addressee of the Italian Social Security Documentation and (ii) on request by the EMEA Sellers, using good faith efforts to agree to the form and content of any request or application for the Italian Social Security Documentation in advance of such request or application being made; provided, for the avoidance of doubt, that agreeing to the form and content of any request or application shall not compromise or foreclose the Purchaser’s or any Italian Purchaser Party’s rights under Section 6.9(e) to approve the form and content of the Italian Social Security Documentation actually received from a Tax Authority).

(g)	For the avoidance of doubt, the Parties acknowledge and agree that where a reasonably satisfactory Italian Social Security Ruling has been provided which satisfies the requirements of Section 6.9(e)(i), (ii) or (iii) above, no Italian Social Security Documentation shall be required to be provided in addition to it.”

18.	A new Section 6.10 is hereby added and shall read as follows:

(a)

“In the event that any Tax Authority in Poland shall make any claim against the Purchaser or any EMEA Designated Purchaser or any of their Affiliates (a “Polish Purchaser Party”) for (A) any Taxes that are EMEA Excluded Liabilities of any EMEA Seller or (B) any Succession Tax Liabilities or (C) any Succession Tax Lien (any such Taxes are hereby are referred as “Polish Excluded Taxes”), such Polish Purchaser Party shall be entitled to recover all Losses arising out of or in connection with such Polish Excluded Taxes promptly (in accordance with the following provisions) by obtaining cash from the Polish Tax Escrow Amount in an amount equal to the aggregate amount of such Losses, provided that: (i) the aggregate amount to be recovered under this Section 6.10 in respect of such Losses shall not exceed the Polish Tax Escrow Amount (plus any accrued interest on the Polish Tax Escrow Amount); and (ii) the only Losses recoverable under this Section 6.10 shall be Losses incurred by a Polish Purchaser Party after a Tax Authority in Poland has made a claim.

(b)	If a claim for Losses under subsection (a) (a “Polish Tax Claim”) is to be made by a Polish Purchaser Party, the Purchaser shall give written notice (a “Polish Tax Claim Notice”) on behalf of such Polish Purchaser Party to the Joint Administrators promptly after such Polish Purchaser Party becomes aware that a Tax Authority in Poland has made a claim against it for Polish Excluded Taxes or that such Taxes have given rise to any Succession Tax Lien for which recovery is sought under this Section 6.10, stating, with reasonable specificity, the basis for the Polish Tax Claim and the amount of Polish Excluded Taxes claimed, and including a copy of all relevant documents received from the relevant Tax Authority. In the event that any Polish Purchaser Party is entitled to recover the amount of any such Losses from the Polish Tax Escrow Amount, the Purchaser and the Joint Administrators shall issue joint written instructions to the Escrow Agent authorizing distribution of the amount of such Loss to such Polish Purchaser Party and such Polish Purchaser Party shall be responsible for paying over to the relevant Tax Authority the amount of such Polish Excluded Taxes distributed to it from the Polish Tax Escrow Amount to the extent it has not already done so at the time of the distribution of such amount from such fund, and shall provide the Joint Administrators with such written evidence as is reasonably requested in writing to confirm that payment to the relevant Tax Authority has been duly made.

(c)	On the date that is the first Business Day after the third anniversary of the Closing Date, the Purchaser and the Joint Administrators shall deliver to the Escrow Agent joint written instructions to release to the Distribution Agent, on behalf of the Sellers and EMEA Sellers, any remaining portion of the Polish Tax Escrow Amount (including any accrued interest thereon) in excess of an amount equal to the aggregate of all Polish Tax Claims which have been asserted prior to such date evidenced by one or more Polish Tax Claim Notices and which remain pending and unresolved on such date. Thereafter, as soon as reasonably practicable after the final resolution of all such Polish Tax Claim(s), the Purchaser and the Joint Administrators shall issue joint written instructions to the Escrow Agent to release to the Distribution Agent, on behalf of the Sellers and EMEA Sellers, the remaining portion of the Polish Tax Escrow Amount (including any accrued interest thereon).

(d)

In the event that a Polish Tax Claim Notice is served, the Purchaser shall take such steps as are commercially reasonable to mitigate or otherwise defend the assessment(s) made by the relevant Tax Authority. In the event that a payment is made to a Polish Purchaser Party pursuant to this Section 6.10, and subsequently a Polish Purchaser Party or any Affiliate becomes entitled to and receives a refund of amounts in respect of Polish Excluded Taxes, then the Purchaser shall or shall procure that the relevant Polish Purchaser Party shall promptly pay to Distribution Agent, on behalf of the Sellers and EMEA Sellers, an amount equal to such refund (including any interest paid in connection with such refund), net of reasonable out-of-pocket expenses incurred by the Polish Purchaser Party in obtaining such refund, unless (i) such refund is received prior to the third anniversary of the Closing Date (other than where, prior to such refund being received, the provisions at Section 6.10(e) have applied) or (ii) at the time the refund is received, the Polish Tax Escrow Amount is less than the sum of the Polish Tax Claims that are evidenced by one or more Polish Tax Claim Notices and which remain pending and unresolved on such date, then, in each case, the Purchaser Party shall pay the net amount of such refund to the Escrow Agent to be added to the Polish Tax Escrow Amount.

(e)	Upon delivery by Nortel Poland or by the relevant Polish Tax Authority (including, for the avoidance of doubt, the ZUS (Zakład Ubezpieczeń Społecznych)) to the Purchaser after Closing of a certificate, ruling or other documentation issued by the Tax Authorities in Poland reasonably satisfactory in form and content to the Purchaser (acting reasonably and in good faith at all times) and, if such certificate, ruling or other documentation does not address Succession Tax Liens, such other written evidence as is reasonably satisfactory in form and content to the Purchaser (acting reasonably and in good faith at all times) addressing Succession Tax Liens, together confirming either:

(i) that Nortel Poland does not have any liabilities for Tax that could become Succession Tax Liabilities or could give rise to Succession Tax Liens; or

(ii) that it is not possible (whether as a result of Bankruptcy Proceedings or otherwise) for liabilities for Tax of Nortel Poland to become Succession Tax Liabilities or give rise to Succession Tax Liens, then the Purchaser and Joint Administrators shall deliver to the Escrow Agent joint written instructions to release to the Distribution Agent, on behalf of the Sellers and the EMEA Sellers, any remaining portion of the Polish Tax Escrow Amount (including any accrued interest thereon) in excess of an amount equal to the aggregate of all Polish Tax Claims which have been asserted prior to such date evidenced by one or more Polish Tax Claim Notices and which remain pending and unresolved on such date, provided that as soon as reasonably practicable after the final resolution of each such Polish Tax Claim, the Purchaser and the Joint Administrators shall issue joint written instructions to the Escrow Agent to release to the Distribution Agent, on behalf of the Sellers and EMEA Sellers, the remaining portion of the Polish Tax Escrow Amount referable to that Polish Tax Claim (including any accrued interest thereon).

(f)	The Purchaser and/or any Polish Purchaser Party shall reasonably cooperate with the EMEA Sellers to obtain any certificate, ruling or other documentation or other written evidence referred to in Section 6.10(e) above (including but not limited to (i) submitting or filing a request or application prepared by the EMEA Sellers and/or being included as an addressee of any certificate, ruling or other documentation or other written evidence, and (ii) on request by the EMEA Sellers, using good faith efforts to agree to the form and content of any request or application for any certificate, ruling or other documentation or other written evidence in advance of such request or application being made; provided, for the avoidance of doubt, that agreeing to the form and content of any such request or application shall not compromise or foreclose the Purchaser’s or any Polish Purchaser Party’s rights under Section 6.10(e) to approve the form and content of the certificate, ruling, other documentation or other evidence actually received from a Tax Authority).”

19.	A new Section 2.2.8 is hereby added and shall read as follows:

“2.2.8 Post-Closing Transfers of Assets in Colombia. In the event that additional tangible Assets of Nortel Colombia which are not otherwise transferred as of the Closing are identified and transferred to Ciena Colombia post-Closing in accordance with the terms of this Agreement (the “Additional Colombian Assets”), (i) the Purchaser shall cause Ciena Colombia to pay to Nortel Colombia in COP, the net book value of the Additional Colombian Assets (the “Additional Colombian Payment”) as expressed in the invoice issued by Nortel Colombia in connection therewith and (ii) prior to such payment, the Sellers (other than Nortel Colombia) shall reimburse the Purchaser for the Additional Colombian Payment and any associated transaction fees or expenses (including Transfer Taxes); provided, however, that the Sellers shall not reimburse the Purchaser for any fees or expenses for which the Purchaser would have borne responsibility under the terms of the Agreement had the Additional Colombian Assets been transferred to Ciena Colombia on the Closing Date, except to the extent such fees or expenses exceed the amounts for which the Purchaser would have been liable had the Additional Colombian Assets been transferred to Ciena Colombia on the Closing Date and provided further, however, that the Sellers shall not reimburse the Purchaser for any legal fees and expenses.

20.	Section 2.3.1 of the Agreement is hereby deleted and replaced with:

“2.3.1. Closing Date. The completion of the purchase and sale of the Assets and the assumption of the Assumed Liabilities (the “Closing”) shall occur simultaneously with closing of the transaction contemplated by the EMEA Asset Sale Agreement and shall take place at the offices of Ogilvy Renault LLP in Toronto, Canada commencing at 9:00 a.m. local time on the date which is the later of (i) March 19, 2010, (ii) the date that is the earlier of (x) the Service Readiness Date and (y) May 7, 2010, and (iii) five (5) Business Days after the day upon which all of the conditions set forth under Article IX (other than conditions to be satisfied at the Closing, but subject to the waiver or fulfillment of those conditions) have been satisfied or, if permissible, waived by the Main Sellers and/or the Purchaser (as applicable), or on such other place, date and time as shall be mutually agreed upon in writing by the Purchaser and the Main Sellers (the day on which the Closing takes place being the “Closing Date”).

Legal title, equitable title and risk of loss with respect to the Assets will transfer to the Purchaser or the relevant Designated Purchaser, and the Assumed Liabilities will be assumed by the Purchaser and the relevant Designated Purchasers simultaneously in all jurisdictions at such time as the Closing actually occurs. For the avoidance of doubt, (i) all Transferred Employees shall transfer at the Employee Transfer Date and (ii) for the purposes of calculating the Net Working Capital Transferred as of the Closing Date, all components thereof shall be determined as of 11:59 p.m. local time on the Closing Date in each applicable jurisdiction.”

21.	Section 2.3.2(b) is hereby deleted and replaced with:

“(b) the Purchaser shall deliver or cause to be delivered (i) to the Distribution Agent, an amount in cash equal to the Base Cash Purchase Price (as adjusted in accordance with Sections 2.2.2 and 2.2.3) less the sum of (A) the Escrow Amount and (B) one hundred and seventeen thousand dollars ($117,000) (in respect of the Colombia Allocation), by wire transfer in immediately available funds to an account or accounts designated at least two (2) Business Days prior to the Closing Date by the Distribution Agent in a written notice to the Purchaser, (ii) to the Escrow Agent, an amount equal to the Escrow Amount to be held and disbursed in accordance with the Escrow Agreement, this Agreement and the Carling Property Lease Agreements, and (iii) as directed by the Sellers, the amount owing pursuant to Section 4(a)(ii) of the Transition Services Agreement;”

22.	A new Section 2.3.2.1 is hereby added and shall read as follows:

“2.3.2.1 Post-Closing Purchase Price Payments. No later than Friday, March 26, 2010, Ciena Colombia shall deliver to Nortel Colombia an amount equal to the Colombia Allocation by wire transfer of COP in immediately available funds to an account designated prior to the Closing Date by the Sellers to the Purchaser.”

23.	The following is hereby added to the end of Section 5.34 of the Agreement:

“To the extent that, prior to the Closing Date, the Sellers have not completed their work under this Section 5.34 and to the extent that the Purchaser has notified the Sellers in writing prior to the Closing Date of a material defect in title of any of the Transferred Patents, and to the extent that the Purchaser has allowed the Sellers to retain the necessary documentation and have access to the necessary Transferred Employees to correct the defect, the Sellers shall, as soon as reasonably practicable and in any event within thirty (30) days after the Closing Date, take, at their sole cost and expense, all reasonable steps requested by the Purchaser in order to correct all material defects in title as specified by the

Purchaser in writing prior to the Closing Date and affecting any of the Transferred Patents, including without limitation, making any filings with any relevant government registry or patent office, as applicable.”

24.	A new Section 5.38 is hereby added and shall read as follows:

“SECTION 5.38. Patent Segmentation. The Sellers agree to review, within 90 days of the Closing Date, the Sellers’ patent applications with a priority filing date after October 16, 2009 and prior to the Closing Date to determine whether they (or the inventions they claim) were predominantly used in the Business as of the Closing Date; it being understood that in making such determination, the Sellers will act in good faith, using the same standard and substantially similar evaluation mechanism as was applied by the Sellers prior to the Closing Date to determine which patents should be assigned to the Purchaser and to the purchasers of other business units of the Sellers and which patents should be retained by the Sellers because they were not predominantly used by the Business or any other business unit of the Sellers. The Purchaser will have the right to have Gord Mein and Jean-Pierre Fortin participate in such review, including the right to review all such patent applications which may be relevant and the right to make recommendations concerning which of such patent applications (or inventions claimed by such applications) were predominantly used in the Business as of the Closing Date. However, the final determination of whether any of such reviewed patent applications are predominantly used in the Business as of the Closing Date will be in the Sellers’ discretion in accordance with this Section 5.38; provided, however in the event that the Purchaser disagrees, the Purchaser shall notify the Main Sellers of its disagreement and in the event that they are unable to agree, any dispute shall be resolved in accordance with Section 11.6(b) of the Agreement. The Sellers shall notify the Purchaser in writing not later than 100 days after the Closing Date whether any of such reviewed patent applications were found by the Sellers, based on the foregoing review, to be predominantly used in the Business as of the Closing Date (such predominantly-used patent applications, the “New Assigned Patents”). The Sellers hereby assign all their right, title and interest in the New Assigned Patents to the Purchaser and shall execute, as soon as practicable after delivery of the foregoing notice, any further documentation reasonably requested by the Purchaser to confirm and record such assignment.”

25.	A new Section 5.39 is hereby added and shall read as follows:

“SECTION 5.39. ReManufacturing Assets and Operations. Notwithstanding anything to the contrary contained in this Agreement or any of the Transaction Documents, on or before May 15, 2010, the Purchaser, at its sole expense, shall relocate all of the Owned Equipment located at the premises leased by the Sellers in Research Triangle Park, North Carolina from GEEP (the “ReMan Owned Equipment”). Until such time as the Purchaser relocates the ReMan Owned Equipment, the Sellers shall be permitted to use the ReMan Equipment to provide interoperability and other similar testing for the Sellers’ retained businesses and for purchasers of other business units of the Sellers pursuant to agreements that are similar to the Transition Services Agreement. The Purchaser and the Sellers shall cooperate to ensure that each of Purchaser and Sellers have reasonable access to the ReMan Owned Equipment on a basis that is consistent with past practice.”

26.	A new Section 7.4(h) is hereby added and shall read as follows:

“(h) The Sellers and the Purchaser hereby agree to the following with respect to Transferred Employees who participate as of the Closing Date in Nortel’s Global Sales Incentive Compensation Plan (effective January 1, 2010) (the “SIC Plan,” and such employees, “Non-EMEA Transferred Sales Employees”):

(i)	The Sellers shall be responsible for paying sums due under the SIC Plan in respect of the Non-EMEA Transferred Sales Employees to the extent accrued prior to and on the Closing Date and shall pay such amounts (and any related employment and withholding Taxes arising out of such payment) on approximately the same date the Sellers pay similarly-situated employees of the Sellers who participate in the SIC Plan. The Purchaser shall, or shall procure that the relevant Designated Purchaser shall, be responsible for paying sums due under the SIC Plan in respect of the Non-EMEA Transferred Sales Employees to the extent accrued after the Closing Date. The Sellers shall calculate the amounts payable by the Purchaser for the period starting the day after the Closing Date to April 30, 2010 (inclusive) in accordance with the applicable terms of Annex B2 to Schedule B of the Transition Services Agreement and shall deliver such calculations to the Purchaser as provided therein. The Purchaser shall, or shall procure that the relevant Designated Purchaser shall, pay such calculated sums (and any related employment and withholding Taxes arising out of such payment) to the Non-EMEA Transferred Sales Employees within 20 Business Days of the receipt of such calculations from the Sellers.

The Sellers and the Purchaser hereby further agree to the following with respect to the Employees with the employee identification numbers set forth on Schedule 7.4(h) attached as Annex A hereto, each of whom participate as of March 1, 2010, in the SIC Plan (such employees being the “Non-Transferred Sales Employees”):

(ii)	The Sellers shall pay to each Non-Transferred Sales Employee the amount of sales compensation relating to the period prior to and including the Closing Date, as determined in accordance with the terms of the SIC Plan and the Sellers’ customary practices (the “Pre-Closing Sales Compensation Amount”). Such payment shall be made on approximately the same date the Sellers pay similarly-situated employees of the Sellers who participate in the SIC Plan.

(iii)	The Sellers shall calculate the amount of sales compensation for each Non-Transferred Sales Employee relating to the period from but excluding the Closing Date through March 31, 2010, in accordance with the methodology set out in Annex B2 to Schedule B of the Transition Services Agreement (“Post-Closing Sales Compensation Amount”) at such time as the Sellers perform similar calculations for similarly-situated employees of the Sellers who participate in the SIC Plan. Such calculations shall be delivered promptly by Sellers in writing to the Purchaser along with a calculation of the employer tax due on such Post-Closing Sales Compensation Amount (“Employer Tax” and, together with the Post-Closing Sales Compensation Amount, the “Total Post-Closing Payment”).

(iv)	Within ten (10) Business Days of receipt of such calculations with respect to the Total Post-Closing Payment with respect to each Non-Transferred Sales Employee, the Purchaser shall remit to the Sellers the Total Post-Closing Payment with respect to each such Non-Transferred Sales Employee; provided, however, in no event shall Purchaser have any obligation in respect of the Total Post-Closing Payment in excess of $56,000.

(v)	Following Sellers’ receipt of such amounts as set out in paragraph (iv) above, the Sellers shall pay the Post-Closing Sales Compensation Amount, less applicable withholdings, to each Non-Transferred Sales Employee at the end of the next complete payroll period applicable to Sellers’ similarly situated employees, and Sellers shall remit to the appropriate Government Entity such sums as may be required to be paid by an employer or deducted or withheld from each such Non-Transferred Sales Employee’s Post-Closing Sales Compensation Amount under applicable Law. If a Seller fails to make pay such Post-Closing Sales Compensation Amount to any Non-Transferred Sales Employee by the end of such payroll period, Seller shall remit to the Purchaser within ten (10) Business Days the Total Post-Closing Payment with respect to such Non-Transferred Sales Employee.

(vi)	The Purchaser shall have the right to review the calculations made by the Sellers with respect to amounts for which the Purchaser or the Designated Purchaser are responsible in accordance with Section 7.4(h)(iii) and (iv) and with respect to amounts for which either the Sellers or the Purchaser are responsible in accordance with Section 7.4(h)(i) (and any supporting information reasonably requested by the Purchaser) and in the event that Purchaser disagrees with the calculations, the Purchaser shall notify the Main Sellers and the Purchaser and the Sellers shall cooperate to resolve any such disagreement.”

27.	Certain Exhibits and Sections of the Sellers Disclosure Schedule are hereby deleted and replaced as more specifically detailed in Annex B hereto.

28.	Annex C hereto is hereby added to Schedule B of the Transition Services Agreement.

29.	The Intellectual Property License Agreement attached to the Agreement as Exhibit F is hereby deleted and replaced in its entirety with the Intellectual Property License Agreement attached hereto as Annex D hereto.

30.	The Trademark License Agreement attached to the Agreement as Exhibit P is hereby deleted and replaced in its entirety with the Trademark License Agreement attached hereto as Annex E hereto.

31.	This Amendment No. 5 shall not constitute a modification of any provision, term or condition of the Agreement or any other Transaction Document except solely to the extent and solely for the purposes described herein. Except to the extent that provisions of the Agreement are hereby expressly modified as set forth herein, the Agreement and the other Transaction Documents shall remain unchanged and in full force and effect. By execution of this Amendment No. 5 as set forth on the signature pages hereto, the EMEA Sellers, the Joint Administrators and the Joint Israeli Administrators acknowledge and agree to any revision, amendment or alteration of any Third Party Provision as set forth herein or as set forth in the Agreement, Amendment No. 2 to the Agreement dated as of December 23, 2009 or Amendment No. 4 to the Agreement dated as of March 15, 2010.

32.	The recitals to this Amendment No. 5 form an integral part hereof.

33.	This Amendment No. 5 may be executed in multiple counterparts (including by facsimile or other electronic means), each of which shall constitute one and the same document.

34.	This Amendment No. 5 shall be binding upon the parties hereto and their respective successors and assigns.

35.	Any term or provision of this Amendment No. 5 that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

36.	This Amendment No. 5 shall be governed by and construed in all respects by the Laws of the State of New York without regard to the rules of conflict of laws of the State of New York or any other jurisdiction. Any Action arising out of or relating to this Amendment No. 5 shall be resolved in accordance with Section 11.6 of the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have signed, or caused this Amendment No. 5 to be signed by their respective officers thereunto duly authorized, as of the date first written above.

NORTEL NETWORKS CORPORATION,
on its own behalf and on behalf of the Other Sellers listed in Section 11.15(a)(i) of the Sellers Disclosure Schedule

By:	/s/ Anna Ventresca
Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

NORTEL NETWORKS LIMITED,
on its own behalf and on behalf of the Other Sellers listed in Section 11.15(a)(ii) of the Sellers Disclosure Schedule

By:	/s/ Anna Ventresca
Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

NORTEL NETWORKS INC.,
on its own behalf and on behalf of the Other Sellers listed in Section 11.15(a)(iii) of the Sellers Disclosure Schedule

By:	/s/ Anna Ventresca
Name:	Anna Ventresca
Title:	Chief Legal Officer

1

CIENA CORPORATION

By:	/s/ David M. Rothenstein
Name:	David M. Rothenstein
Title:	Senior Vice President, General Counsel and Secretary

2

Acknowledged and Agreed:

SIGNED for and on behalf of Nortel Networks UK Limited (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:

Witness signature

(signed)

Name:

Address:

) ) ) )	/s/ Christopher Hill Christopher Hill

SIGNED for and on behalf of Nortel GmbH (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:

Witness signature

(signed)

Name:

Address:

) ) ) )	/s/ Christopher Hill Christopher Hill

SIGNED for and on behalf of Nortel Networks SpA (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:

Witness signature

(signed)

Name:

Address:

) ) ) )	/s/ Christopher Hill Christopher Hill

3

SIGNED for and on behalf of Nortel Networks Hispania S.A. (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:

Witness signature

(signed)

Name:

Address:

) ) ) )	/s/ Christopher Hill Christopher Hill

SIGNED for and on behalf of Nortel Networks B.V. (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:

Witness signature

(signed)

Name:

Address:

) ) ) )	/s/ Christopher Hill Christopher Hill

SIGNED for and on behalf of Nortel Networks AB (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:

Witness signature

(signed)

Name:

Address:

) ) ) )	/s/ Christopher Hill Christopher Hill

4

SIGNED for and on behalf of Nortel Networks N.V. (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:

Witness signature

(signed)

Name:

Address:

) ) ) )	/s/ Christopher Hill Christopher Hill

SIGNED for and on behalf of Nortel Networks (Austria) GmbH (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:

Witness signature

(signed)

Name:

Address:

) ) ) )	/s/ Christopher Hill Christopher Hill

SIGNED for and on behalf of Nortel Networks Polska Sp. z.o.o. (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:

Witness signature

(signed)

Name:

Address:

) ) ) )	/s/ Christopher Hill Christopher Hill

5

SIGNED for and on behalf of Nortel Networks Portugal S.A. (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:

Witness signature

(signed)

Name:

Address:

) ) ) )	/s/ Christopher Hill Christopher Hill

SIGNED for and on behalf of Nortel Networks s.r.o. (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:

Witness signature

(signed)

Name:

Address:

) ) ) )	/s/ Christopher Hill Christopher Hill

6

SIGNED for and on behalf of Nortel Networks France S.A.S. (in administration) by Kerry Trigg acting as authorised representative for Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:

Witness signature

(signed) Sharon Perlmutter

Name: Sharon Perlmutter

Address:, Ernst & Young LLP, 1 More London Place,

London SE1 2AF

) ) ) ) )	/s/ Kerry Trigg Kerry Trigg

SIGNED outside of the Republic of Ireland for and on behalf of Nortel Networks (Ireland) Limited (in administration) by Alan Bloom in the presence of:

Witness signature

(signed) Wilma Graham

Name: Wilma Graham

Address:, Ernst & Young LLP, 1 More London Place,

London SE1 2AF

) ) ) )	/s/ Alan Bloom Alan Bloom Location: London

SIGNED by John Freebairn duly authorised for and on behalf of Nortel Networks (Northern Ireland) Limited in the presence of:

Witness signature

(signed) Tina McAuley

Name: Tina McAuley

Address: 10 Knockagh Heights, Carrickfergus BT388QZ

) ) )	/s/ John Freebairn John Freebairn

7

SIGNED by Maria Stanko duly authorised for and on behalf of o.o.o. Nortel Networks in the presence of:

Witness signature

(signed) Maxim Deyneka

Name: Maxim Deyneka

Address: 13-70 Dubninskaya str., Russia, Moscow

) ) )	/s/ Maria Stanko Maria Stanko

SIGNED by Sharon Rolston duly authorised for and on behalf of Nortel Networks AG in the presence of:

Witness signature

(signed) Daniel Eziefula

Name: Daniel Ezifula

Address: Herbert Smith, Exchange House,

London, EC2A 2HS

) ) )	/s/ Sharon Rolston Sharon Rolston

SIGNED for and on behalf of Nortel Networks Israel (Sales and Marketing) Limited (in administration) by Yaron Har-Zvi and Avi D. Pelossof as Joint Israeli Administrators (acting jointly and without personal liability) in connection with the Israeli Assets and Liabilities:

Witness signature

(signed) Gilal Gittlemen

Name: Gilal Gittlemen

Address: 3 Aminatov St, Tal Aviv, 67067, Israel

) ) ) ) ) ) ) )	/s/ Yaron Har-Zvi Yaron Har-Zvi /s/ Avi D. Pelossof Avi D. Pelossof

8

SIGNED by Yaron Har-Zvi

in his own capacity and on behalf of the Joint Israeli Administrators without personal liability and solely for the benefit of the provisions of this Agreement expressed to be conferred on or given to the Joint Israeli Administrators:

Witness signature

(signed) Gilal Gittlemen

Name: Gilal Gittlemen

Address: 3 Aminatov St, Tal Aviv, 67067, Israel

) ) )	/s/ Yaron Har-Zvi Yaron Har-Zvi

SIGNED by Avi D. Pelossof

in his own capacity and on behalf of the Joint Israeli Administrators without personal liability and solely for the benefit of the provisions of this Agreement expressed to be conferred on or given to the Joint Israeli Administrators:

Witness signature

(signed) Gilal Gittlemen

Name: Gilal Gittlemen

Address: 3 Aminatov St, Tal Aviv, 67067, Israel

) ) )	/s/ Avi D. Pelossof Avi D. Pelossof

SIGNED by Alan Bloom

in his own capacity and on behalf of the Joint Administrators without personal liability and solely for the benefit of the provisions of this Agreement expressed to be conferred on or given to the Joint Administrators:

Witness signature

(signed) Wilma Graham

Name: Wilma Graham

Address:, Ernst & Young LLP, 1 More London Place, London SE1 2AF

) ) )	/s/ Alan Bloom Alan Bloom

9